================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 8, 2006


                             GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)

        ALBERTA, CANADA             001-32714               38-3324634
 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure

     On March 8, 2006, Gastar Exploration Ltd. issued a press release providing an operational update on planned drilling and workover activities on its PEL 238 property located in New South Wales, Australia. This press release is attached as Exhibit 99.1 and is being furnished solely pursuant to Item 7.01 of this report.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)    Exhibits

       The following is a list of exhibits filed as part of this Form 8-K:

Exhibit No.                      Description of Document
-----------   ------------------------------------------------------------------

   99.1                    Press release dated March 8, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GASTAR EXPLORATION LTD.


Date: March 9, 2006                   By:  /s/ J. RUSSELL PORTER
                                           -------------------------------------
                                           J. Russell Porter
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                      Description of Document
-----------   ------------------------------------------------------------------

   99.1       Press release dated March 8, 2006.


                                        3